SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM  8 - K

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


Date of Report: July 31, 1996

Commission File Number: 1-9383

WESTAMERICA BANCORPORATION
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(Exact name of registrant as specified in its charter)

CALIFORNIA
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(State of incorporation)

94-2156203
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(I.R.S. Employer Identification Number)

1108 FIFTH AVENUE, SAN RAFAEL, CALIFORNIA 94901
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(Address of principal executive offices and zip code)

(415) 257-8000
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(Registrant's area code and telephone number)



Item 5.  Other Events

      On July 25, 1996, Westamerica Bancorporation ("WABC") announced that it had established an Employee Common Stock Repurchase Program (the "Program"). The Program permits any current employee of WABC and its subsidiaries owing Stock (as defined below) the opportunity to sell some or all of his or her Stock, from time to time, directly to WABC without having to employ a broker/dealer or to use the facilities of a national securities exchange or the Nasdaq market. The Program was established consistent with a Securities and Exchange Commission No-Action Letter to WABC dated June 20, 1996. See Westamerica Bancorporation (Available June 20, 1996).

      Under the Program, WABC will pay a price for each share of Stock that is equal to the average of the highest and lowest price established for WABC's common stock on the Nasdaq market on the trading day immediately prior to the day upon which WABC receives duly executed stock certificates and all other required documentation. There are no fees, commissions, or other costs to the employee in selling the Stock to WABC except for applicable transfer taxes, if any.

      Settlement procedures for the sale of the Stock under the Program will be in compliance with Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange
Act"). The stock repurchased by WABC pursuant to the Program will be retired.

      WABC will effect all Program repurchases from its employees only during established window periods, beginning three business days after the public release of WABC earnings information and continuing thereafter for 20 business days. Executive officers may only participate in the Program during the 10-day window period applicable to executive officers. In addition, the Program permits WABC to suspend operation of the Program at any time, including times when WABC is in possession of material non-public information.

      WABC intends that the Program will be available to its employees on an ongoing basis without any time limit (subject to the above-referenced window period, suspensions and any possible amendment or termination in the future). All shares of Stock duly tendered to WABC in accordance with the Program will be purchased by WABC on a "first come-first served" basis up to an annual limit of 5% of WABC's outstanding common stock. In the unlikely event that employees were to tender an amount of Stock that exceeded the annual limit, WABC would purchase through the Program all of the last-tendered Stock on a pro rata basis.

      A copy of the Program is incorporated herein by reference and included in this Current Report on Form 8-K as Exhibit 99.1 hereof.



Item 7: Financial Statements and Exhibits

(a) - (b)  Not applicable

      (c) Exhibits
          --------
          99.1    Westamerica Bancorporation Employee Common
                  Stock Repurchase Program - Description of the Program


SIGNATURE

      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation


/s/ Dennis R. Hansen
- ------------------------------------
Dennis R. Hansen
Senior Vice President and Controller

Date: July 31, 1996


INDEX TO EXHIBITS
- -----------------
                                             Sequentially
Exhibit No.       Description                Numbered Page
- -----------       -----------                -------------
  99.1            Westamerica Bancorporation
                  Employee Common Stock
                  Repurchase Program               4